                                                                    Exhibit 16.2
                                KENNETH E. WALSH
                          Certified Public Accountant
                       3820 Del Amo Boulevard, Suite 305
                          Torrance, California  90503
                      (310) 793-7005  o FAX (310) 791-0189





December 2, 1996



Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C.  20549

         Re:     Global Outdoors, Inc. (Registrant)
                 Commission File Number 0-17287

Ladies and Gentlemen:

I agree with the statements made by the above Registrant in Item 4 of its Form 8-K, Amendment No. 1, Date of Report (earliest reported event) October 15,1996.



                                                   /s/ Kenneth E. Walsh
                                                   --------------------
                                                   Kenneth E. Walsh